SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  May 28, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-63602-1                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                              3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On May 28, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on May 28, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  June 11, 2002        By:   /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 28, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on May 28, 2002



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     May 28, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1     200,000,000.00   193,229,780.92   1,240,712.58   1,054,712.55   2,295,425.13      0.00            0.00      191,989,068.34
IA2      13,049,000.00    12,844,675.02      68,853.19      70,110.52     138,963.71      0.00            0.00       12,775,821.83
IA3      12,410,000.00    12,614,324.98           0.00           0.00           0.00      0.00       68,853.19       12,683,178.17
IA4      28,500,000.00    28,500,000.00           0.00     155,562.50     155,562.50      0.00            0.00       28,500,000.00
IIA1     38,331,000.00    36,483,000.00     616,000.00     167,139.57     783,139.57      0.00            0.00       35,867,000.00
IIA3     50,000,000.00    46,928,605.80     889,032.66     254,083.85   1,143,116.51      0.00            0.00       46,039,573.14
IIA4    100,000,000.00    94,627,774.55   1,643,571.23     512,339.73   2,155,910.96      0.00            0.00       92,984,203.32
IIA5     12,300,000.00    12,300,000.00           0.00      66,595.44      66,595.44      0.00            0.00       12,300,000.00
AP        1,734,900.00     1,725,896.13       4,520.48           0.00       4,520.48      0.00            0.00        1,721,375.65
B1       10,044,000.00    10,020,153.93       8,101.36      54,920.96      63,022.32      0.00            0.00       10,012,052.57
B2        2,390,000.00     2,384,325.76       1,927.74      13,068.60      14,996.34      0.00            0.00        2,382,398.02
B3        3,587,000.00     3,578,483.88       2,893.23      19,613.84      22,507.07      0.00            0.00        3,575,590.65
B4        2,630,000.00     2,623,755.95       2,121.32      14,380.94      16,502.26      0.00            0.00        2,621,634.63
B5        1,673,000.00     1,669,028.03       1,349.42       9,148.02      10,497.44      0.00            0.00        1,667,678.61
B6        1,680,461.00     1,676,666.17       1,355.52       9,189.89      10,545.41      0.00            0.00        1,675,310.65
R               100.00             0.00           0.00           0.00           0.00      0.00            0.00                0.00
P                 0.00             0.00           0.00           0.00           0.00      0.00            0.00                0.00
TOTALS  478,329,461.00   461,206,471.12   4,480,438.73   2,400,866.41   6,881,305.14      0.00       68,853.19      456,794,885.58

IIA2      5,897,076.00     5,612,768.31           0.00      30,389.01      30,389.01      0.00            0.00        5,517,999.08
AX        7,277,400.00     6,238,672.59           0.00      33,963.84      33,963.84      0.00            0.00        6,074,673.44
PAX       7,754,619.00     7,738,545.40           0.00      41,978.98      41,978.98      0.00            0.00        7,727,630.51
IAX      70,784,938.00    67,694,602.33           0.00      36,240.47      36,240.47      0.00            0.00       66,673,930.24
AP1       1,499,512.00     1,491,131.60       4,313.13           0.00       4,313.13      0.00            0.00        1,486,818.47
AP2         235,388.00       234,764.53         207.35           0.00         207.35      0.00            0.00          234,557.18
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1     86358R VC8      966.14890460     6.20356290     5.27356275    11.47712565       959.94534170    IA1             6.550000 %
IA2     86358R VD6      984.34171354     5.27651084     5.37286535    10.64937620       979.06520270    IA2             6.550000 %
IA3     86358R VE4    1,016.46454311     0.00000000     0.00000000     0.00000000     1,022.01274537    IA3             6.550000 %
IA4     86358R VF1    1,000.00000000     0.00000000     5.45833333     5.45833333     1,000.00000000    IA4             6.550000 %
IIA1    86358R VH7      951.78836973    16.07054342     4.36042811    20.43097154       935.71782630    IIA1            5.500000 %
IIA3    86358R VK0      938.57211600    17.78065320     5.08167700    22.86233020       920.79146280    IIA3            6.500000 %
IIA4    86358R VL8      946.27774550    16.43571230     5.12339730    21.55910960       929.84203320    IIA4            6.500000 %
IIA5    86358R VM6    1,000.00000000     0.00000000     5.41426341     5.41426341     1,000.00000000    IIA5            6.500000 %
AP      86358R VP9      994.81015044     2.60561416     0.00000000     2.60561416       992.20453628    AP              0.000000 %
B1      86358R VR5      997.62583931     0.80658702     5.46803664     6.27462366       996.81925229    B1              6.577841 %
B2      86358R VS3      997.62584100     0.80658577     5.46803347     6.27461925       996.81925523    B2              6.577841 %
B3      86358R VT1      997.62583775     0.80658768     5.46803457     6.27462225       996.81925007    B3              6.577841 %
B4      86358R VV6      997.62583650     0.80658555     5.46803802     6.27462357       996.81925095    B4              6.577841 %
B5      86358R VW4      997.62583981     0.80658697     5.46803347     6.27462044       996.81925284    B5              6.577841 %
B6      86358R VX2      997.74179228     0.80663580     5.46867199     6.27530779       996.93515648    B6              6.577841 %
R       86358R VU8        0.00000000     0.00000000     0.00000000     0.00000000         0.00000000    R               6.550000 %
TOTALS                  964.20251882     9.36684669     5.01927355    14.38612024       954.97961724

IIA2    86358R VJ3      951.78836257     0.00000000     5.15323357     5.15323357       935.71781676    IIA2            6.500000 %
AX      86358R VG9      857.26668728     0.00000000     4.66702943     4.66702943       834.73128315    AX              6.533829 %
PAX     86358R VN4      997.92722247     0.00000000     5.41341618     5.41341618       996.51968846    PAX             6.511796 %
IAX     86358R VQ7      956.34190327     0.00000000     0.51197996     0.51197996       941.92256324    IAX             0.642610 %

AP1                     994.41124846     2.87635577     0.00000000     2.87635577       991.53489269    AP1             0.000000 %
AP2                     997.35130933     0.88088603     0.00000000     0.88088603       996.47042330    AP2             0.000000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------
                                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
                                       -6-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     May 28, 2002

Class AX1 Beginning Balance                             4,221,016.49
Class AX1 Interest Amount                                  23,039.72
Approximate Class AX1 Ending Balance                    4,113,369.31

Class AX2 Beginning Balance                             2,017,656.10
Class AX2 Interest Amount                                  10,924.12
Approximate Class AX2 Ending Balance                    1,961,304.13

Class PAX1 Beginning Balance                            1,825,681.36
Class PAX1 Interest Amount                                  9,965.18
Approximate Class PAX1 Ending Balance                   1,824,159.43

Class PAX2 Beginning Balance                            5,912,864.04
Class PAX2 Interest Amount                                 32,013.80
Approximate Class PAX2 Ending Balance                   5,903,471.08

Class IAX1 Beginning Balance                           26,274,890.39
Class IAX1 Interest Amount                                 12,426.78
Class IAX1 Ending Balance                              25,934,887.98

Class IAX2 Beginning Balance                           41,419,711.94
Class IAX2 Interest Amount                                 23,813.69
Class IAX2 Ending Balance                              40,739,042.26

Total Scheduled Principal Amounts                         373,269.21
Group 1 Scheduled Principal Amounts                       218,640.69
Group 2 Scheduled Principal Amounts                       154,628.52

Total Unscheduled Principal Amounts                     4,038,313.43
Group 1 Unscheduled Principal Amounts                   1,036,669.08
Group 2 Unscheduled Principal Amounts                   3,001,644.35

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Aggregate Ending Principal Balance                    456,794,696.58
Group 1 Aggregate Ending Principal Balance            259,713,044.54
Group 2 Aggregate  Ending Principal Balance           197,081,652.04

Aggregate Non-Po Ending Principal Balance             455,073,321.56
Group 1 Non-Po Aggregate Ending Principal Balance 258,226,226.56 Group 2 Non-Po Aggregate Ending Principal Balance 196,847,095.00

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Fraud Loss Limit                                        9,566,589.00
Bankruptcy Loss Loss Limit                                120,971.00
Special Hazard Loss Loss Limit                          5,986,890.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                             96,229.12
Master Servicing Fee (including Retained Interest)              0.10
Retained Interest Fees                                     65,890.36
PMI Fees                                                    7,665.75

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     May 28, 2002


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance               Percentage
1 Month                 4            2,248,180.71                  0.87 %
2 Month                 1              162,969.97                  0.06 %
3 Month                 0                    0.00                  0.00 %
Total                   5            2,411,150.68                  0.93 %

 Group 2
--------------------
Category              Number       Principal Balance               Percentage
1 Month                 5            2,039,135.87                  1.03 %
2 Month                 1              420,176.56                  0.21 %
3 Month                 0                    0.00                  0.00 %
 Total                  6            2,459,312.43                  1.24 %

 Group Totals
--------------------
Category              Number       Principal Balance               Percentage
1 Month                  9            4,287,316.58                  0.94 %
2 Month                  2              583,146.53                  0.13 %
3 Month                  0                    0.00                  0.00 %
 Total                  11            4,870,463.11                  1.07 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage
           1                421,428.97                 0.21 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           1                421,428.97                 0.09 %






Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage

           0                      0.00                 0.00 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     May 28, 2002


Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00
Class ia4 shortfall                             0.00

Class iia1 shortfall                           0.00
Class iia2 shortfall                           0.00
Class iia3 shortfall                           0.00
Class iia4 shortfall                           0.00
Class iia5 shortfall

Class b1 shortfall                            0.00
Class b2 shortfall                            0.00
Class b3 shortfall                            0.00
Class b4 shortfall                            0.00
Class b5 shortfall                            0.00
Class b6 shortfall                            0.00
Class r shortfall                             0.00

Class ax shortfall                            4.85
Class ax1 shortfall                           0.00
Class ax2 shortfall                           0.00
Class pax shortfall                           0.00
Class pax1 shortfall                          0.00
Class pax2 shortfall                          0.00

Class iax shortfall                          10.57
Class iax1 shortfall                          0.00
Class iax2 shortfall                          0.00


Total Relief Act Shortfall             497.64
Class ia1 Relief Act Shortfall           0.00
Class ia2 Relief Act Shortfall           0.00
Class ia3 Relief Act Shortfall           0.00
Class ia4 Relief Act Shortfall           0.00
Class iia1 Relief Act Shortfall         74.18
Class iia2 Relief Act Shortfall         13.49
Class iia3 Relief Act Shortfall        112.76
Class iia4 Relief Act Shortfall        227.38
Class iia5 Relief Act Shortfall         29.56
Class iax Relief Act Shortfall          10.57
Class iax1 Relief Act Shortfall          0.00
Class iax2 Relief Act Shortfall         10.57
Class pax Relief Act Shortfall          14.21
Class pax1 Relief Act Shortfall          0.00
Class pax2 Relief Act Shortfall         14.21
Class ax Relief Act Shortfall            4.85
Class ax1 Relief Act Shortfall           0.00
Class ax2 Relief Act Shortfall           4.85
Class b1 Relief Act Shortfall            4.86
Class b2 Relief Act Shortfall            1.16
Class b3 Relief Act Shortfall            1.74
Class b4 Relief Act Shortfall            1.27
Class b5 Relief Act Shortfall            0.81
Class b6 Relief Act Shortfall            0.81
Class r Relief Act Shortfall             0.00


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00
Class ia4 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00
Class iia4 shortfall                            0.00
Class iia5 shortfall                            0.00
Class iax shortfall                             0.00
Class iax1 shortfall                            0.00
Class iax2 shortfall                            0.00
Class pax shortfall                             0.00
Class pax1 shortfall                            0.00
Class pax2 shortfall                            0.00
Class ax shortfall                              0.00
Class ax1 shortfall                             0.00
Class px2 shortfall                             0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Prepayment Premiums Collected and Paid to Class P   0.00


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